UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2024

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On June 3 and June 4, 2024, Vicente Reynal, the Chairman, President and Chief Executive Officer of Ingersoll Rand Inc. (the “Company”), sold an aggregate of 456,974 shares of the Company’s common stock obtained from the exercise of vested stock options that were granted in May 2015. After accounting for the exercise price and withholding taxes, this exercise resulted in approximately 213,200 net shares that were sold by Mr. Reynal. Mr. Reynal continues to be meaningfully invested in the Company’s stock with total beneficial ownership of 345,669 shares and 1,247,499 vested stock options.

The sales were made pursuant to Mr. Reynal’s previously disclosed Rule 10b5-1 trading arrangement that he adopted on March 3, 2024. The stock options were all set to expire by their terms in less than a year and needed to be exercised prior to then to avoid forfeiture.

Mr. Reynal also continues to hold a significant amount of unvested equity awards including: 1,000,000 performance-based restricted stock units granted to him under his September 2022 performance-based leadership equity incentive award; and 167,875 performance-based restricted stock units, 69,085 time-based restricted stock units and 366,030 stock options granted to him as part of his annual equity grants. This level of unvested equity creates significant retentive value.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 4, 2024